                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ARCH PETROLEUM INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              ARCH PETROLEUM INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
  * Set forth the amount on which the filing fee is calcuLAted and state how it was determined.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                                                  March 22, 1996



To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Arch Petroleum Inc. The meeting will be held on the 11th Floor of the Fort Worth Club Building, 777 Taylor Street, Fort Worth, Texas at 4:00 p.m. on Thursday, April 25, 1996.

     The Notice of Meeting and Proxy Statement on the following pages cover the formal requirements for the business of the meeting. WHETHER OR NOT YOU FIND IT POSSIBLE TO ATTEND THE MEETING PERSONALLY, WE HOPE YOU WILL HAVE YOUR STOCK REPRESENTED BY SIGNING YOUR PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND RETURNING IT PROMPTLY.

     We will have a social period after the meeting, beginning at 4:30 p.m. to provide an opportunity for shareholders to talk informally with our Officers and Directors.

                                                Sincerely yours,



                                                Larry Kalas
                                                Chief Executive Officer

                              ARCH PETROLEUM INC.
                         777 Taylor Street, Suite II-A
                            Fort Worth, Texas  76102

               NOTICE OF ANNUAL MEETING THURSDAY, APRIL 25, 1996

                                   4:00 P.M.



TO THE SHAREHOLDERS OF ARCH PETROLEUM INC.:

     Notice is hereby given that the annual meeting of the shareholders of Arch Petroleum Inc., a Delaware corporation, will be held at 4:00 p.m., Thursday, April 25, 1996, on the 11th floor of the Fort Worth Club Building, 777 Taylor Street, Fort Worth, Texas, for the following purposes:

1. To elect a board of six (6) directors to serve until the next Annual Meeting of Shareholders when their respective successors shall be elected and qualified.

2. To transact such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on February 26, 1996, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Shareholders are invited to attend the meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the meeting, you may vote your shares in person, after revoking your proxy.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

     Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                Randall W. Scroggins
                                Secretary


Fort Worth, Texas
March 22, 1996

                              ARCH PETROLEUM INC.
                    777 TAYLOR STREET, PENTHOUSE SUITE II-A
                            FORT WORTH, TEXAS 76102

                                ----------------

                                PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 1996

                            SOLICITATION OF PROXIES


          This Proxy Statement is furnished by Arch Petroleum Inc., a Delaware corporation (the "Company"), to the holders of outstanding shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Company for use at the annual meeting of shareholders (the "Meeting") to be held on April 25, 1996, and at any and all adjournments or postponements thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 22, 1996.

                                  THE MEETING

RECORD DATE, QUORUM AND VOTING

          The Board of Directors (the "Board") has established the close of business on February 26, 1996 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. At the close of business on such record date, there were an aggregate of 17,141,404 shares of Common Stock and shares of Convertible Preferred Stock representing an aggregate of 7,272,730 shares of Common Stock (on an as converted basis) issued and outstanding. Each holder of Common Stock will be entitled to one vote for each share of Common stock held by him at the close of business on such Record Date and each holder of Convertible Preferred Stock will be entitled to one vote for each share of Common Stock into which such holder's Convertible Preferred Stock may be converted at the close of business on such Record Date. The holders of issued and outstanding shares having a majority of the votes entitled to be cast at the Meeting must be represented in person or by proxy in order to constitute a quorum.

          Shares represented by the enclosed proxy card will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, in accordance with the recommendations of the Board contained in this Proxy Statement as to all shares represented by that proxy card. Any shareholder executing and delivering the enclosed proxy card may revoke such action prior to the Meeting by duly executing a later-dated proxy or an instrument expressly revoking the proxy, or by declaring its revocation at the Meeting. The persons named as proxies in the proxy card were selected by the Board and are currently directors of the Company.

          Management knows of no matters to be presented for action at the Meeting other than those specified in this Proxy Statement and the accompanying Notice of Annual Meeting. Should any other matter properly come before the Meeting, proxies will be voted upon these other matters in accordance with the best judgement of the persons voting such proxies.

          The Company will bear all costs related to the solicitation of proxies pursuant to this statement.

                             ELECTION OF DIRECTORS


          Directors of the Company may be elected by vote of the holders of a majority of the outstanding Common Stock who are represented at the meeting in person or by proxy, as long as a quorum is present. A shareholder's abstention from voting or a non-vote by such shareholder's broker will therefore be counted in determining whether such a majority vote was cast only if such shareholder is so represented (either in person or by proxy) at the Meeting. Abstentions or broker non-votes by or on behalf of shareholders not so represented will be disregarded. Each director nominee so elected will hold office until such nominee's successor has been elected and qualified. The proxies given to the persons named in the enclosed proxy card will be voted for the election of the nominees listed below. In case of the inability of any of the nominees to serve, such proxies will be voted for the balance of those named and for substitute nominees, but the Board now knows of no reason to anticipate that any substitutions will occur. Directors elected at the Meeting cannot be removed prior to the next annual meeting except by a majority vote of the shareholders at any meeting at which a quorum of shareholders is present.

          The Board of Directors unanimously recommends a vote FOR the nominees listed below.

          The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. During 1995, the Board held two meetings.

          The Board of Directors has an Audit Committee including two non-employee directors, Messrs. Harris, Hill, and Mr. Kalas. This committee will be responsible for matters relating to accounting policies and practices, financial reporting and internal controls. Each year it will recommend to the Board the appointment of a firm of independent accountants to audit the financial statements of the Company. The Committee will review with representatives of the independent accountants the scope of the audit of the Company's financial statements, results of that audit and any recommendations with respect to internal controls and financial matters. In fulfilling its responsibility, it will periodically meet with and receive reports from the Company's management. The Company has no standing nominating committee of the Board or committees serving similar functions.

All members of the Board of Directors attended the first meeting of the Board. One director was unable to attend the second meeting of the Board.

The names of the Board's director nominees, the year that each nominee first became a Director and certain other information about each nominee are set forth below:

                                                                                    FIRST
NAME, AGE AND                               PRINCIPAL OCCUPATION                   ELECTED
BUSINESS ADDRESS                         DURING THE LAST FIVE YEARS               DIRECTOR
-----------------------------  -----------------------------------------------  -------------

Johnny Vinson (64)             Chairman of the Board of the Company;            July 1986
Arch Petroleum Inc.            served as President of the Company from
777 Taylor Street, Suite II    November 1987 to June 1988;  Chairman of
Fort Worth, TX 76102           the Board of Threshold Development
                               Company ("TDC") since 1975.  TDC is an
                               oil and gas exploration company which
                               owned 16.50% of Arch's common stock at
                               Record Date.

NAME, AGE AND                  PRINCIPAL OCCUPATION                             ELECTED
BUSINESS ADDRESS               DURING THE LAST FIVE YEARS                       DIRECTOR
-----------------------------  -----------------------------------------------  -------------

Larry Kalas (46)               Director, President and Chief Executive          June 1988
Arch Petroleum Inc.            Officer of the Company;  served as Vice
777 Taylor Street, Suite II    President-Administration of the Company
Fort Worth, TX 76102           from July 1986 to June 1988 when he was
                               named President and CEO.




Randall W. Scroggins (45)      Director, Executive Vice President and           July 1986
Arch Petroleum Inc.            Secretary of the Company;  served as Vice
777 Taylor Street, Suite II    President since April 1990 and Secretary
Fort Worth, TX 76102           since July 1986; Director of TDC since
                               1975; He is the son-in-law of Johnny Vinson.




Richard O. Harris (67)         Retired banker and oil and gas entrepreneur;     June 1992
807 Indiana                    Until 1990, Senior Vice-President of First
Wichita Falls, TX 76301        National Bank of Amarillo, Texas.



C. Randall Hill (37)           Attorney and oil and gas entrepreneur;           December 1992
Vista Resources, Inc.          Chairman of the Board and Chief Executive
415 W. Wall, Ste. 1620         Officer of Vista Resources, Inc. (an oil and
Midland, Texas 79701           gas exploration and production company);
                               prior to October 1992, practiced law with the
                               firm of Weil, Gotshal & Manges in Dallas,
                               Texas.




John F. Gilsenan (49)          Attorney; Second Vice-President of the           October 1994
The Travelers Companies        Travelers (since 1986) responsible for private
One Tower Square, #9 PB        and public investments in regulated
Hartford, CT  06183            industries, energy, project finance and
                               chemical sectors.  Joined the Travelers in
                               1973.



COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT

   Section 16 (a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

   Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal
1995.

                 OUTSTANDING VOTING SECURITIES OF THE COMPANY
                           AND CERTAIN SHAREHOLDERS

          The following table provides information as to the beneficial ownership of the Company's Common Stock as of the Record Date by each director, named executive officer, all directors and executive officers as a group, and each other person who is known to the Company to beneficially own 5% or more of the outstanding Common Stock as of the Record Date. The percent of class figures are calculated on the basis of the amount of outstanding securities plus securities deemed outstanding pursuant to Rule 13D-3(d)(1) under the Exchange Act (Item 403, Regulation S-K). These rules provide that each person listed in this table be shown at their maximum voting power as if that person had exercised and converted all their possible securities and no other person listed in this table had maximized their position.

    Title           Name and Address                Amount and Nature of       Percent
   of Class       of Beneficial Owner             Beneficial Ownership (1)    of Class
   --------     ---------------------             ------------------------    --------

Directors and Executive Officers
--------------------------------

Common Stock    Johnny Vinson (2).......................   3,578,660            20.88%
Common Stock    Larry Kalas.............................     566,786             3.31%
Common Stock    Randall W. Scroggins (2)................   3,238,110            18.89%
Common Stock    Fred Cantu (3)..........................     130,000               *
Common Stock    Richard O. Harris (4)...................      34,000               *
Common Stock    C. Randall Hill (5).....................      20,000               *

Common Stock    All Directors and Officers
                of the Company as a Group
                  (6 persons) (2)(3)(4)(5)..............   4,739,446            27.53%
Holders of More Than 5% of any Class of Voting Securities:
---------------------------------------------------------

Common Stock    Threshold Development Company...........   2,828,110            16.50%
                777 Taylor Street
                Penthouse Suite II-D
                Fort Worth, Texas  76102

Common Stock    Amon G. Carter Foundation...............     900,000             5.25%
                500 West 7th Street, Suite 1212
                Fort Worth, Texas  76102
                Attention: Pat Harris

Common Stock    The Travelers Indemnity Company (6),(8).   5,454,547            24.14%
                One Tower Square, #9 Plaza
                Hartford, Connecticut  06183-2030
                Attention:  Allen Cantrell

Common Stock    CIGNA Investments, Inc. (7),(8).........   3,636,362            17.50%
                900 Cottage Grove Rd.
                Hartford, Connecticut  06152-2307
                Attention:  Tom Shea

    Title           Name and Address                Amount and Nature of       Percent
   of Class       of Beneficial Owner             Beneficial Ownership (1)    of Class
   --------     ---------------------             ------------------------    --------

Holders of More Than 5% of any Class of Voting Securities (cont.):
-----------------------------------------------------------------

Convertible     The Travelers Indemnity Company...........   436,364           60.00%
Preferred Stock One Tower Square, #9 Plaza
                Hartford, Connecticut  06183-2030
                Attention:  Allen Cantrell

Convertible     CIGNA Investments, Inc. (9)...............   290,909           40.00%
Preferred Stock 900 Cottage Grove Rd.
                Hartford, Connecticut  06152-2307
                Attention:  Tom Shea

*  Represents less than 1% of the outstanding shares of Common Stock.

(1) Unless and to the extent otherwise indicated below, the figures presented in this column represent shares of stock owned directly of record by the indicated holders.

(2) Includes 2,828,110 shares of Common Stock owned directly of record by Threshold Development Company ("TDC"). Messrs. Vinson and Scroggins, by virtue of their ownership of shares of TDC and their positions as officers or directors of TDC, share the power to vote or direct the voting and to dispose of or direct the disposition of such shares of Common Stock held of record by TDC, and are therefore deemed to beneficially own those shares.

(3) Includes options exercisable for an aggregate of 40,000 shares of Common Stock.

(4) Includes options exercisable for an aggregate of 16,690 shares of Common Stock.

(5) Includes options exercisable for an aggregate of 20,000 shares of Common Stock.

(6) Includes 4,363,640 shares of Common Stock issuable upon conversion of Convertible Preferred Stock held of record by the Travelers Indemnity Company ("Travelers"), 109,090 shares of Common Stock issuable upon conversion of 9.75% Series A Convertible Subordinated Notes due 2004 ("Series A Notes") issued to The Travelers Life and Annuity Company ("TLAC") and 981,817 shares of Common Stock issuable upon conversion of Adjustable Rate Series B Notes due 2004 ("Series B Notes") issued to TLAC.

(7) Includes 1,034,545 shares of Common Stock issuable upon conversion of Convertible Preferred Stock held of record by Connecticut General Life Insurance Company ("CGLIC"), 25,855 shares of Common Stock issuable upon conversion of Series A Notes issued to CGLIC, 232,690 shares of Common Stock issuable upon conversion of Series B Notes issued to CGLIC, 1,874,545 shares of Common Stock issuable upon conversion of Convertible Preferred Stock issued to CIGNA Mezzanine Partners III, L.P. ("Mezzanine"), 46,873 shares of Common Stock issuable upon conversion of Series A Notes issued to Mezzanine and 421, 854 shares of Common Stock issuable upon conversion of Series B Notes issued to Mezzanine.

(8) The beneficial shares of Travelers, TLAC, CGLIC and Mezzanine arose from a combined private placement transaction on October 20, 1994. As a group, the maximum voting power of the collective entities is 34.7%.

(9) Includes 103,454.5 shares of Convertible Preferred Stock held of record by CGLIC and 187,454.5 shares of Convertible Preferred Stock held of record by Mezzanine.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

TABLE OF SUMMARY COMPENSATION

          The following table sets forth certain information regarding compensation paid during each of the last three years to the Company's Chief Executive Officer and each of the Company's other executive officers, based on salary and bonus (in excess of $100,000) earned during 1995.



                                              ANNUAL COMPENSATION
                                              -------------------
NAME AND
PRINCIPAL POSITION                      YEAR   SALARY     BONUS
-----------------------------------------------------------------
Johnny Vinson                           1995   $175,000   $50,000
 Chairman of the Board                  1994    125,000     -0-
                                        1993    125,000     -0-

Larry Kalas                             1995    151,000    25,000
 President & Chief Executive Officer    1994    114,000     -0-
                                        1993    100,000     -0-

Randall W. Scroggins                    1995    125,000    20,000
 Vice President & Secretary             1994     80,000     -0-
                                        1993     80,000     -0-


OPTION GRANTS AND OPTION EXERCISES DURING 1995

          There were no stock options granted to nor any stock options exercised by any of the executive officers in 1995.

COMPENSATION OF DIRECTORS

          Directors are paid $600 each per directors' meeting attended and $600
per committee meeting   attended as members of the Audit Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors comprises all its directors and has furnished the following report on executive compensation:


          Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies and plans, which are intended to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of its officers and key executives with those of its shareholders. To implement these goals, annual salaries are based primarily upon a review of past and present corporate and individual performance, with reference to salary data in similar-sized corporations so that such salaries are generally competitive. The Company also relies to a significant degree on annual discretionary incentive compensation and the award of non-qualified stock options to attract and retain Company officers and other key employees of outstanding abilities and to motivate them to perform to the full extent of their abilities. Both types of incentive compensation are variable and depend upon corporate and individual performance so as to encourage a sharp and continuing focus on building profitability and shareholder value. No specific weighing, however, is given to Company or individual performance.

          The Committee has complete discretion in determining all compensation amounts (including whether any annual discretionary incentive payments or stock option awards are made and, if so, the amounts thereof) regardless of whether corporate or individual performance goals are achieved. The Committee exercised its complete discretion in setting total compensation for 1995.

          In evaluating corporation performance for purposes of setting the salary and incentive compensation of the Chief Executive Officer and the Company's other officers, the Committee has given first consideration to a successful corporate-wide performance in terms of sales and earnings, and secondarily has taken particular note of management's commitment to the long term success toward increasing the Company's reserve base and improvements in its natural gas pipeline operations during a period of prolonged depression in the oil and gas industry. The Committee, as a matter of policy generally, and with respect to 1995 in particular, viewed all the foregoing items as elements of corporate, and not individual performance. In addition, in evaluating such commitment, the Committee has also noted the increasing level of shareholdings of the Company's officers. Individual salary and other compensation decisions for all officers are based primarily on overall Company performance.

          Although, as stated above, the Committee considered corporate performance as the primary factor in its compensation decisions, the Committee also considered individual performance. The Committee, however, does not quantify individual performance nor relate individual performance to any specific goals or targets. The Committee has complete discretion in its evaluation of individual performance.

          Based on its evaluation of individual performance, the Committee believes that the Company's officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and methods the Company has implemented and administered have contributed and will continue to contribute to achieving this management focus. The Committee considered such dedication as an element of each officer's past and present performance. The Committee believes that dedication is an intangible element and cannot be measured; therefore, the Committee does not apply any specific weighing to its views about the dedication of each officer. The Committee considers total compensation, base salary, annual incentive, and stock option grant, in establishing each element of compensation. The Committee does not use any predetermined formula or assign any specific weight to the various factors considered in awarding bonuses.



          Immediately prior to the end of each year, the Committee considers the desirability of granting to the Chief Executive Officer and the Company's other officers, as well as other key executives, awards under the Company's stock option plan. The Committee believes that its past grants of such options to purchase common stock of the Company, at the market price in effect on the day prior to the date of such grant, has successfully focused the Company's officers and other key executives on building profitability and shareholder value. In determining the grants of stock options to the officers, including the Chief Executive Officer, and to other key executives, the Committee reviewed the recommended individual awards. The Committee does not consider the number of options already outstanding in determining option awards.

          The foregoing report has been furnished by the members of the Board of Directors' Compensation Committee.

          The foregoing report of the Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE CHART

          The following chart compares the yearly percentage change in the
cumulative total shareholder return   on the Company's Common Stock during the
five years ended December 31, 1995 with the cumulative   total return on the
NASDAQ Market Index and two derived peer group indexes comprised of companies in the oil and gas industry. There have been significant changes in the peer
group formerly utilized for   purposes of this chart ("the old peer group") such
that the old peer group is no longer properly comparable   to the Company.
These changes included property acquisitions and discontinuations.  After study
of asset   base, share price, market capitalization and other key statistics,
the Company has derived a new peer group   that is more properly aligned with
the Company for puposes of this chart.  The current  year chart includes   both
the old peer group and the new peer group.  The comparison assumes $100 was
invested on December   31, 1990 in the Company's Common Stock and in each of the
foregoing indices and assumes reinvestment   of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG ARCH PETROLEUM INC., THE NASDAQ STOCK MARKET-US INDEX AND TWO PEER GROUPS

                             [GRAPH APPEARS HERE]

DECEMBER 31            1990  1991  1992  1993  1994  1995
---------------------------------------------------------
Arch Petroleum Inc.     100   103   189   200   183   194
---------------------------------------------------------
NASDAQ US Index         100   161   187   215   210   296
---------------------------------------------------------
Old Peer Group          100   104   147   169   195   247
---------------------------------------------------------
New Peer Group          100   104   133   157   155   167
---------------------------------------------------------

This index is based on the cumulative total return of each company, assuming reinvestment of dividends, weighted according to the respective issuer's stock market capitalization. The companies used in the new peer group index are as follows:

    Alexander Energy Corp.      DorchesterHugoton-LP
    Callon Petroleum Co.        Enex Resources Corp.
    Coda Energy Inc.            Evergreen Resources
    Coho Energy Inc.            Lomak Petroleum Inc.
    Comstock Resources Inc.     Wilshire Oil of Texas

 The foregoing chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company rents, on an as-needed basis, an aircraft from TDC. Charges for this service are billed to the Company based on time used. Rental charges amounted to $39,000, $20,000 and $25,000 for the years ended December 31, 1995, 1994 and 1993, respectively. In addition the Company participates in wells, jointly, with TDC. The Company has an account receivable from TDC attributable to this activity with balances of $925,500 and $437,750 as of December 31, 1995 and 1994, respectively.

  The Board of Directors of the Company has authorized notes receivable from key employees and directors in a prior period for purposes of exercising stock options. The notes bear interest at the Company's borrowing ("Revolver") interest rate and all of the notes are secured by the stock certificates that were issued upon exercise of the stock options by each employee. The balances due to the Company in this regard, including interest, were $962,000 and $905,000 at December 31, 1995 and 1994, respectively. These amounts are offset against equity on the Company's consolidated balance sheet.

  The Board of Directors of the Company also authorized cash advances to certain officers in a prior period in exchange for notes receivable. These notes also bear interest at the Revolver rate and are secured by stock certificates of the Company owned by those individuals. The notes, including interest, total $1,645,000 and $1,412,000 at December 31, 1995 and 1994, respectively. The
Company recognized interest income on its outstanding notes receivable from officers, directors and key employees of $188,000, $150,000 and $91,000 during 1995, 1994 and 1993, respectively.

  Onyx Pipeline Company, L.C. ("Onyx"), a 50%-owned consolidated natural gas pipeline subsidiary of the Company, has transactions in the ordinary course of business with PURECO Inc. and Sejita Pipeline Company which each own 25% interest in Onyx. Onyx also has transactions in the ordinary course of business with other companies in which the owners of PURECO Inc. and Sejita Pipeline Company have ownership interests.


              INCORPORATION OF FINANCIAL INFORMATION CONTAINED IN
                 ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS
                      ON FORM 10-Q AND REPORT ON FORM 8-K

  The financial statements and schedules (including the notes thereto) included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and Quarterly Reports on Form 10-Q for the three months ended March 31, 1995, June 30, 1995 and September 30, 1995 and Form 8-K dated February 13, 1996, and all amendments thereto as filed by the Company under the Securities Exchange Act of 1934, as amended, are incorporated herein by reference. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (not including the exhibits to such information unless such exhibits are explicitly incorporated by reference into such information). Requests for such information should be directed to Arch Petroleum Inc., 777 Taylor Street, Suite II-A, Fort Worth, Texas 76102,
Attention: Secretary of the Company, Telephone Number (817)332-9209.

                                 OTHER MATTERS

THE SOLICITATION

  The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by mail, advertisement, telephone and in person. Directors and employees of the Company may, without additional compensation, make solicitations through personal contact or by telephone or telegraph, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. The Company will reimburse any such persons for their reasonable expenses.

AUDITORS

  Price Waterhouse has been the Company's independent public accountants for the past nine years. Representatives of Price Waterhouse are expected to be present at the Meeting and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they desire to do so.

ANNUAL REPORT

  A copy of the Company's 1995 Annual Report is being mailed to shareholders contemporaneously with the mailing of this Proxy Statement.

PROPOSALS TO BE PRESENTED AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS

  Any qualified shareholder of the Company wishing to present a proposal for consideration by all shareholders at the annual meeting to be held in 1997, must notify the Company by November 30, 1996 to have the proposal considered for inclusion in the Proxy Statement and form of proxy related to that meeting. Any such notification should be addressed to the Corporate Secretary, Randall W. Scroggins, 777 Taylor Street, Suite II, Fort Worth, Texas 76102. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                  By Order of the Board of Directors



                                  Larry Kalas
                                  Chief Executive Officer

March 22, 1996

                              ARCH PETROLEUM INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 1996



     The undersigned hereby appoints Johnny Vinson and Randall W. Scroggins, or either of them, proxies of the undersigned, with power of substitution, to vote all shares of common stock of the Company held by the undersigned which are entitled to be voted at the Annual Meeting of Shareholders to be held on April 25, 1996 and any adjournment(s) as effectively as the undersigned could do if personally present:


(1) To elect six directors

    [_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY
        except as marked to the contrary         to vote for all nominees listed
        below                                    below

     JOHNNY VINSON, RANDALL W. SCROGGINS, LARRY KALAS, RICHARD O. HARRIS,
                       C. RANDALL HILL, JOHN F. GILSENAN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------

(2) In the discretion of the Proxies on any other matters as may properly come before the meeting or any adjournment(s) thereof.

Please date and sign.  Return Proxy to:  Harris Trust and Savings Bank
                                                 P.O. Box A3800
                                          Chicago, Illinois 60690-9608

                                    (Continued and to be signed on reverse side)

ARCH PETROLEUM INC.                      ANNUAL MEETING
                                         APRIL 25, 1996


The shares represented by this proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTER (1).

                                  Please sign below, date and return promptly.

                                  Dated:_______________________________, 1996.

                                  ____________________________________________
                                             (Signature of Shareholder)

                                  ____________________________________________
                                             (Signature if held jointly)

                                  IMPORTANT: Please sign exactly as name(s) appear(s) to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. For joint accounts, each joint owner must sign.